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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): FEBRUARY 24, 2000


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact name of Registrant as specified in its charter)


                                    SINGAPORE
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                         (State or other jurisdiction of
                                 incorporation)



       0-23354                                                 NOT APPLICABLE
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     (Commission                                               (IRS Employer
     File Number)                                            Identification No.)


11 UBI ROAD 1, #07-01/02, MEIBAN INDUSTRIAL BUILDING, SINGAPORE        408723
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            (Address of principal executive offices)                  (Zip Code)


                                  (65) 844-3366
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              (Registrant's telephone number, including area code)

514 CHAI CHEE LANE, #04-13, BEDOK INDUSTRIAL ESTATE, SINGAPORE            469029
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

        On February 24, 2000, Flextronics International Ltd. ("Flextronics") entered into an Underwriting Agreement (the "Underwriting Agreement") with Banc of America Securities LLP providing for the public offering of 8,600,000 Ordinary Shares of Flextronics at a public offering price of $59.00 per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        The following exhibits are filed herewith:

        1.01 Underwriting Agreement dated as of February 24, 2000 between Flextronics International Ltd. and Banc of America Securities LLC.

        99.01  Press release dated February 25, 2000.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FLEXTRONICS INTERNATIONAL LTD.




Date: February 29, 2000               By:   /s/ Robert R. B. Dykes
                                            ------------------------------------
                                            Robert R. B. Dykes
                                            Senior Vice President of Finance and
                                            Administration



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                                  EXHIBIT INDEX


1.01 Underwriting Agreement dated as of February 24, 2000 between Flextronics International Ltd. and Banc of America Securities LLC.

99.01   Press release dated February 25, 2000.